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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                   May 6, 2004
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                                 CIMA LABS INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                   0-24424                    41-1569769
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      (State of Incorporation)     (Commission File Number)    (I.R.S. Employer
                                                             Identification No.)


               10000 Valley View Road
               Eden Prairie, Minnesota                    55344-9361
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      (Address of Principal Executive Offices)            (Zip Code)


                                 (952) 947-8700
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                         (Registrant's Telephone Number,
                              Including Area Code)


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Item 7.  Financial Statements and Exhibits.

             (c)  Exhibits.

              The following exhibit is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" of this Form 8-K:

                  99                Press Release dated May 6, 2004.

Item 12. Results of Operations and Financial Condition.

         On May 6, 2004, CIMA LABS INC. issued a press release, a copy of which is being furnished as an exhibit to this report and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2004

                                 CIMA LABS INC.


                                 By   /s/ James C. Hawley
                                   ------------------------------------------
                                    James C. Hawley
                                    Vice President, Chief Financial Officer
                                      and Secretary